SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 30, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                  333-115122              30-0183252
--------------------------------- ---------------------- -----------------------
   (State or Other Jurisdiction        (Commission          (I.R.S. Employer
         of Incorporation)            File Number)         Identification No.)

383 MADISON AVENUE
NEW YORK, NEW YORK                                                10179
---------------------------------                        -----------------------
       (Address of Principal                                   (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

This Form 8-K/A amends an earlier report on Form 8-K filed by Structured Asset Mortgage Investments II Inc. on January 13, 2005.

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Item 9.1. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of December 1, 2004, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By:  /s/ Baron Silverstein
     ----------------------------
Name: Baron Silverstein
Title:   Vice President

Dated: January 18, 2005
       --------------------------

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                                  EXHIBIT INDEX


Exhibit          Item 601 (a) of    Sequentially                      Page
Number           Regulation S-K     Numbered                          ----
-------          Exhibit No.        Description
                 ---------------    -----------

1                4                  Pooling and Servicing Agreement   4